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                                                                   EXHIBIT 10.10

                           S T O C K   W A R R A N T


         Ultrak, Inc., a Colorado corporation ("Company") hereby certifies that for $10.00 received, Judith A. Schindler of 5258 Princeton Way, Boca Raton, Florida 33496 ("Owner") is entitled to purchase from the Company at any time before 5:00 p.m., local time, on March 31, 1995, a maximum of $70,000 shares of the no par value common stock of the Company (the number and character of such shares being subject to adjustment as provided below) at $1.25 per share. This warrant is subject to the following terms and conditions:

         1. Exchange of Warrants. This warrant at any time prior to the exercise hereof, upon presentation and surrender to the Company may be exchanged, alone, or with warrants of like tenor, registered in the name of such Owner for another warrant or other warrants of like tenor in the name of such owner exercisable for the same aggregate number of shares as the warrant or warrants surrendered.

         2. Nontransferable. This warrant is personal, nontransferable and nonassignable.

         3. Exercise of Warrant. The Owner may purchase shares pursuant to this warrant by surrendering this warrant certificate with the form of the subscription which is attached hereto duly executed by the Owner to the Company at the principal office of the Company at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, accompanied by payment in full or in part. This warrant may be exercised in whole or in part. If exercised in part only, the Company will deliver to the Owner a new warrant of like tenor in the name of the Owner evidencing the right to purchase the number of shares as to which this warrant has not been exercised. Notwithstanding anything herein to the contrary, each certificate for shares purchased under this warrant shall bear a legend as follows:

                          "The securities represented by this certificate are
                 restricted securities or securities owned by an affiliate of the issuer within the meaning of the Securities Act Rule 144. The securities may not be sold or transferred in the absence of an effective registration under the Securities Act of 1933 or an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said Act."

         4. Registration Rights. The Owner, agrees that before any disposition is made of any shares purchased pursuant to the warrant, the Owner shall give written notice to the Company





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describing briefly the manner of any such proposed disposition.  The shares shall not be transferred unless and until (i) the Company has advised the Owner that it is satisfied that the shares may be sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, or
(ii) a Registration Statement has been filed by the Company and made effective by the Securities and Exchange Commission relating to such shares.

         The Owner shall have the right to have his warrants and warrant shares included in the Registration Statement proposed to be filed by the Company in connection with the representations made and obligations undertaken pursuant to its Regulation D offering dated October 22, 1991.

         If at any time after the date hereof the Company proposes to file with the Securities and Exchange Commission a Registration Statement for some purpose other than of the registering the shares subject to or purchased pursuant to warrants, it shall give written notice of the proposed filing to the Owner of the warrants, at the Owner's address appearing on the records of the Company. Unless the underwriter, if any, of such proposed offering objects, the Company shall offer to include in such filing any proposed disposition of warrants or warrant shares, upon receipt by the Company within 15 days after receipt of such notice, of a request from the Owner of the warrant or warrant shares to include such shares under the Registration Statement. Such persons shall also set forth the facts with respect to such proposed disposition. THE COMPANY SHALL BE OBLIGATED TO REGISTER THE WARRANTS OR WARRANT SHARES OWNED BY OWNER ONLY ONE (1) TIME AND THEN ONLY IN SUCH STATE WHEREIN THE OWNER RESIDES. OWNER'S WARRANT MUST BE EXERCISED, IN FULL, PRIOR TO THE EFFECTIVENESS OF ANY REGISTRATION STATEMENT FILED RELATING TO THE REGISTRATION OF SUCH WARRANT OR WARRANT SHARES. All costs involved in such registration will be borne by the Company. The Company agrees to use its best efforts to cause any Registration Statement filed by it relating to the warrants or warrant shares to be declared effective by the Securities and Exchange Commission.

         The Company and the Owner of the warrant or shares purchased pursuant to warrants will cooperate with each other in the preparation and filing of any such Registration Statement. The Owner will indemnify and hold the Company and its officers, directors and controlling persons harmless against all losses, damages, expenses and liabilities based upon, or arising out of, or in connection with the investigation of any untrue statement of a material fact contained in any such Registration Statement out of or based upon or in investigation of any untrue statement of a material fact contained in any such Registration Statement or arising out of or based upon or in connection with the investigation of an omission to state a material fact required to





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be stated or necessary to make any statement therein not misleading to the extent that such untrue statement or omission was made by the Company or its officers and directors in reliance upon information furnished by such Owner. The Company will indemnify and hold each Owner and each person, if any, who controls such Owner harmless against all losses, damages, expenses and liabilities based upon or arising out of or in connection with the investigation of any untrue statement of a material fact contained in any such Registration Statement or based upon or arising out of or in connection with the investigation of, an omission to state a material fact required to be stated or necessary to make any statement therein not misleading, but only to the extent that such untrue statement or omission was not made by the Company or its officers or directors upon information furnished by such Owner. Prior to the effective date of any such Registration Statement, the Company and each Owner of the warrants or shares purchased pursuant to warrants shall enter into reciprocal indemnification agreements as herein contemplated substantially in the form customarily used by investment bankers.

         5. Anti-Dilution. If prior to the exercise of this warrant the Company shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of shares of common stock subject to the warrant hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of the Company's stock, be proportionally increased and the cash consideration payable per share be proportionally reduced; and (b) if a net reduction shall have been effected in the number of outstanding shares of the Company's common stock, be proportionally reduced and the cash consideration payable per share be proportionally increased.

         6. Reorganizations and Liquidations. If prior to the expiration of the warrant the Company adopts a Resolution to merge, consolidate, reorganize with the meaning of the Internal Revenue Code of 1986, sell substantially all of its assets or to liquidate and dissolve, the Company shall give written notice thereof by certified mail to the registered Owner of the warrants at the address shown on the Company's records. If the warrant Owner does not elect in writing within fifteen days to exercise the warrants, then the warrants shall be forfeited. The exercise price of the warrants may be paid at any time after election but prior to the effective date of any such merger, consolidation, sale of assets or liquidation and dissolution.

         7. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of this warrant and other similar warrants, such number of its shares as shall be issuable upon the





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exercise of this warrant and all other similar warrants at the time outstanding.

         8. Warrant Holder Not a Shareholder. The holder of this warrant, as such, shall not be entitled by reason of this warrant to any rights whatsoever as shareholder of the Company.

         9. Notices. All notices and other communications from the Company to the holder of the warrant shall be mailed first class certified mail, preposted, to the address last furnished in writing to the Company by the Owner of this warrant.

Dated ___________________________, 1995


                                        ULTRAK, INC.



S E A L                                 By: __________________________________
                                            George K. Broady, President





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                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)


TO:      ULTRAK, INC.
         300 Crescent Court
         Suite 1300
         Dallas, Texas 75201


         The undersigned, the Owner of within the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder _________________, Common Shares of the Company, and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of and be delivered to _______________________ whose address is ________________________ and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

Dated:   _____________________________, 19__




                                        ______________________________________
                                        (Signature must conform in all
                                        respects to the name of the Owner as
                                        specified on the face of the Warrant).





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